UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE WESTERN UNION COMPANY

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Shareowner ServicesSM	COMPANY #
P.O. Box 64945
St. Paul, MN 55164-0945

THE WESTERN UNION COMPANY
ANNUAL MEETING OF STOCKHOLDERS
May 14, 2010
11:30 a.m.
JW Marriott Denver at Cherry Creek
150 Clayton Lane
Denver, Colorado 80206
Directions to The Western Union Company Annual Meeting are available on the reverse side and in the proxy statement which can be viewed at www.ematerials.com/wu.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on May 14, 2010.

Notice is hereby given that the Annual Meeting of Stockholders of The Western Union Company will be held at JW Marriott Denver at Cherry Creek, 150 Clayton Lane, Denver, Colorado 80206 on May 14, 2010 at 11:30 a.m.

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.ematerials.com/wu

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before May 1, 2010 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

Election of Directors:

1. Dinyar S. Devitre	3. Betsy D. Holden

2. Christina A. Gold	4. Wulf von Schimmelmann

Other Matters:

5. Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2010

You may immediately vote your proxy on the Internet at:

www.eproxy.com/wu

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 13, 2010.
•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/wu. Follow the instructions to log in, and order copies.
Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.
Email – Send us an email at ep@ematerials.com with “wu Materials Request” in the subject line.
The email must include:
•	The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•	If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.

Directions to the Annual Meeting

From I-25 North of Denver:	I-25 South to South University Boulevard Exit #205.
Turn left onto South University Boulevard.

From I-25 South of Denver:	I-25 North to South University Boulevard Exit #205.
Turn right onto South University Boulevard.

From I-70 East of Denver:	I-70 West to I-25 South. Follow to South University Boulevard Exit #205.
Turn left onto South University Boulevard.

From I-70 West of Denver:	I-70 East to I-25 South. Follow to South University Boulevard Exit #205.
Turn left onto South University Boulevard.

Follow South University Boulevard to East 1st Avenue. Turn right on East 1st Avenue. Turn left on Clayton Lane. Hotel is on the right at 150 Clayton Lane.

*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

THE WESTERN UNION COMPANY

BROKER LOGO HERE
Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717
Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 17, 2010
Date: May 14, 2010 Time: 11:30 AM MDT
Location: JW Marriot Denver 150 Clayton Lane Denver, Colorado 80206

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report          2. Notice & Proxy Statement

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:             www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*   If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2010 to facilitate timely delivery.

— How To Vote — Please Choose One of The Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12 Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting items
The Board of Directors recommends you vote FOR the following proposal(s):
1.	Election of Directors
Nominees
1	Dinyar Devitre
2	Christina Gold
3	Betsy Holden
4	Wulf von Schimmelmann
The Board of Directors recommends you vote FOR the following proposal(s):
2.	Ratification of Selection of Auditors
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only

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